 EXHIBIT  3.147

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

          The Executive Director of the Arizona Corporation Commission does hereby certify that the attached copy of the following document:

ARTICLES OF ORGANIZATION, 05/11/2004

consisting of 2 pages, is a true and complete copy of the original of said document on file with this office for:

PALM VALLEY SENIOR CARE LLC
ACC file number: L-1128989-8

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date:
August 12, 2015.

/s/ Jodi A. Jerich
Jodi A. Jerich, Executive Director

By:	/s/ George Moya
GEORGE MOYA

STATE OF ARIZONA ACC/FAX DATE FILED

MAY 11 2004

DATE APPR	05-11-04

TERM

BY	(ILLEGIBLE)

L-1128989-8	ARTICLES OF ORGANIZATION OF PALM VALLEY SENIOR CARE, LLC

1	The name of the limited liability company is Palm Valley Senior Care, LLC.

2	The address of the registered office of the limited liability company in Maricopa County, Arizona is 13575 West McDowell Road, Goodyear, Arizona 85338.

3	The name and address of the statutory agent of the limited liability company in Arizona are C T Corporation System, 3225 North Central Avenue, Suite 1601, Phoenix, Arizona 85012

4	Management of the limited liability company is reserved to the members. The name and address of each Member are: G & L Senior Care Partnership, L.P. and S & R Management Group, LLC, 439 North Bedford Drive, Beverly Hills, CA 90210.

DATED           May 11, 2004.

/s/ Jan Pouncey
Jan Pouncey, Authorized Person

(ILLEGIBLE)

1

ACCEPTANCE OF APPOINTMENT BY STATUTORY AGENT

The undersigned, having been designated to act as Statutory Agent of Palm Valley Senior Care, LLC, hereby consents to act in that capacity until removed or its resignation is submitted in accordance with the Arizona Revised Statutes.

DATED: May 11, 2004	C T CORPORATION SYSTEM,
a Delaware corporation

/s/ Terne L. Bates
	By:	Terne L. Bates
	Its:	Assistant Secretary

(ILLEGIBLE)

2

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

The Executive Director of the Arizona Corporation Commission does hereby certify that the attached copy of the following document:

ARTICLES OF AMENDMENT, 07/22/2009

consisting of 2 pages, is a true and complete copy of the original of said document on file with this office for:

PALM VALLEY SENIOR CARE LLC
ACC file number: L-1128989-8

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date:
August 19, 2015.

/s/ Jodi A. Jerich
Jodi A. Jerich, Executive Director

By:	/s/ George Moya
GEORGE MOYA

AZ CORPORATION COMMISSION
FILED

JUL 06 2009

FILE NO. L-1128989-8

AMENDED AND RESTATED
ARTICLES OF ORGANIZATION
OF
PALM VALLEY SENIOR CARE, LLC

Palm Valley Senior Care, LLC hereby amends and restates its Articles of Organization, which were originally filed on May 11, 2004, as follows:

1.          The name of the limited liability company (the “Company”) is:

“Palm Valley Senior Care, LLC”

2.          The address of the registered office of the Company in Maricopa County, Arizona is 5020 North 8th Place, Suite A, Phoenix, Arizona 85014.

3.          The name and business address of the Company’s agent for service of process in the State of Arizona are:

CT Corporation System
2394 E. Camelback Road
Phoenix, AZ 895016

4.          The duration of the Company shall continue until the first to occur of: (a) the dissolution of the Company as provided in Article IX of its Operating Agreement; or:  (b) December 31, 2065.

5.          Management of the Company is reserved to the Members. The name and business address of each Member are:

G&L Senior Care Properties, LLC
439 N. Bedford Drive
Beverly Hills, CA 90210

S&R Management Group, LLC

16601 N. 40th Street, Suite 110

Phoenix, AZ 85032

DATED: May 31, 2009	G&L Senior Care Properties, LLC,
a Nevada limited liability company

	By:	/s/ Steven D. Lebowitz
Steven D. Lebowitz
Its: Managing Member

Palm Valley Senior Care, LLC	AMENDED AND RESTATED
ARTICLES OF ORGANIZATION
Page 1 of 2

AZ CORPORATION COMMISSION
FILED

JUL 22 2009

FILE NO. L-1128989-8

DATED: May 31, 2009	S&R Ridgecrest, LLC
an Arizona limited liability company

By:	/s/ Colleen Sweet
Colleen Sweet
Its: Manager

ACCEPTANCE OF APPOINTMENT BY STATUTORY.AGENT

          The undersigned, having been designated to act as Statutory Agent of Ridgecrest Senior Care, LLC, hereby consents to act in that capacity until removed or its resignation is submitted in accordance with the Arizona Revised Statutes.

DATED: July 6, 2009	CT CORPORATION SYSTEM
a Delaware corporation

	By:	/s/ Donald H. Boadway
	Printed Name:	Donald H. Boadway
	Its:	Assistant Secretary

Ridgecrest Senior Care, LLC	AMENDED AND RESTATED
ARTICLES OF ORGANIZATION

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

The Executive Director of the Arizona Corporation Commission does hereby certify that the attached copy of the following document:

ARTICLES OF AMENDMENT, 12/21/2012

consisting of 4 pages, is a true and complete copy of the original of said document on file with this office for:

PALM VALLEY SENIOR CARE LLC
ACC file number: L-1128989-8

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date:
August 12, 2015.

/s/ Jodi A. Jerich
Jodi A. Jerich, Executive Director

By:	/s/ George Moya
GEORGE MOYA

AZ CORPORATION COMMISSION	AZ CORPORATION COMMISSION
FILED	FILED

DEC 07 2012	DEC 21 2012
FILE NO. L-1128989-8	FILE NO. L-1128989-8

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

ARTICLES OF AMENDMENT

Read the Instructions L015i

1.	ENTITY NAME – give the exact name of the LLC at currently shown in A.C.C. records:
Palm Valley Senior Care, LLC

2.	A.C.C. FILE NUMBER:	L-1128989-8
Find the A.C.C. file number on the upper corner of filed documents OR on our website at: http://www.azcc.gov/Divisions/Corporations

CHECK THE BOX NEXT TO EACH CHANGE BEING MADE AND
COMPLETE THE REQUESTED INFORMATION FOR THAT CHANGE.

3.	☐	ENTITY NAME CHANGE – type or print the exact NEW name of the LLC in the space below:

4.	☑	MEMBERS CHANGE (CHANGE IN MEMBERS) – see Instructions L015i – Use one block per person - FOR MEMBERS CURRENTLY SHOWN IN A.C.C. RECORDS - list the name of each member being changed, and below that provide any new information for that member (new name and/or address), then check all boxes that apply to indicate the change being made for that member. FOR NEW MEMBERS – in a separate block, list the name in the NEW Name blank and give the address, and check the appropriate box. If more space is needed, complete and attach the Amendment Attachment for Members form L044.

S&R Management Group LLC
Name currently shown in ACC records				Name currently shown in ACC records
OHI Asset HUD SF, LLC
NEW Name				NEW Name
200 International Circle, Suite 3500				16601 N. 40 St., #110
Address 1				Address 1

Address 2 (optional)				Address 2 (optional)
Hunt Valley		MD	21030	Phoenix	AZ	85032
City	UNITED STATES	State or Province	Zip	City	State or Province	Zip
Country				Country
☐ Address change	☑ Add as 20% or more member			☐ Address change	☐ Add as 20% or more member
☐ Name change	☐ Add as less than 20% member			☐ Name change	☐ Add as less than 20% member
	☐ Remove member				☑ Remove member

G&L Senior Care Properties LLC
Name currently shown in ACC records				Name currently shown in ACC records

NEW Name				NEW Name
439 N Bedford Dr.
Address 1				Address 1

Address 2 (optional)				Address 2 (optional)
Beverly Hills		CA	90210
City		State or Province	Zip	City	State or Province	Zip
Country				Country
☐ Address change	☐ Add as 20% or more member			☐ Address change	☐ Add as 20% or more member
☐ Name change	☐ Add as less than 20% member			☐ Name change	☐ Add as less than 20% member
	☑ Remove member				☐ Remove member

L015.001	Arizona Corporation Commission – Corporations Division
Rev: 2010	Page 1 of 3

5.	☐	MANAGERS CHANGE (CHANGE IN MANAGERS) – Use one block per person - FOR MANAGERS CURRENTLY SHOWN IN A.C.C. RECORDS - list the name of each manager being changed, and below that provide any new information for that manager (new name and/or address), then check all boxes that apply to indicate the change being made for that manager. FOR NEW MANAGERS – in a separate block, list the name in the NEW Name blank and give the address, and check the appropriate box. If more space is needed, complete and attach the Amendment Attachment for Managers form L043.

Name currently shown in ACC records			Name currently shown in ACC records

NEW Name			NEW Name

Address 1			Address 1

Address 2 (optional)			Address 2 (optional)

City	State or Province	Zip	City	State or Province	Zip
Country			Country
☐ Address change	☐ Add as manager		☐ Address change	☐ Add as manager
☐ Name change	☐ Remove manager		☐ Name change	☐ Remove manager

6.	☐	MANAGEMENT STRUCTURE CHANGE – see Instructions L015i – check only one box below and follow instructions:
		☐	CHANGING TO MANAGER-MANAGED LLC – complete and attach the Manager Structure Attachment form L040. The filing will be rejected if it is submitted without the attachment.
		☑	CHANGING TO MEMBER-MANAGED LLC – complete and attach the Member Structure Attachment form L041. The filing will be rejected if it is submitted without the attachment.

7.	☐	STATUTORY AGENT CHANGE – NEW AGENT appointed – see Instructions L015i:
	7.1	REQUIRED – give the name (can be an Individual or an entity) and physical or street address (not a P.O. Box) In Arizona of the NEW statutory agent:	7.2	OPTIONAL – mailing address in Arizona of NEW Statutory Agent (can be a P.O. Box):

Statutory Agent Name (required)

Attention (optional)			Attention (optional)

Address 1			Address 1

Address 2 (optional)			Address 2 (optional)
City	State	Zip	City	State	Zip
7.3	REQUIRED – the Statutory Agent Acceptance form M002 must be submitted along with these Articles of Amendment.

8.	☐	STATUTORY AGENT ADDRESS CHANGE – ADDRESS OF CURRENT STATUTORY AGENT – complete 8.1 and/or 8.2:
	8.1	NEW physical or street address (not a P.O. Box) in Arizona of the existing statutory agent:	8.2	NEW mailing address in Arizona of the existing statutory agent (can be a P.O. Box):

Attention (optional)			Attention (optional)

Address 1			Address 1

Address 2 (optional)			Address 2 (optional)
City	State	Zip	City	State	Zip

M016.001	Arizona Corporation Commission – Corporations Division
Rev. 2010	Page 2 of 3

9.	☒	ARIZONA KNOWN PLACE OF BUSINESS ADDRESS CHANGE:

	9.1	Is the NEW Arizona known place of business address the same as the street address of the statutory agent?
☒ Yes – go to number 10 and continue
☐ No – go to number 9.2 and continue

	9.2	If you answered “No” to number 9.1, give the NEW physical or street address (not a P.O. Box) of the known place of business of the LLC in Arizona:

Attention (optional)

Address 1

Address 2 (optional)

City	State or	Zip
Province
Country

10.	☐	DURATION CHANGE – check one to indicate the NEW duration or life period of the LLC:
		☐	Perpetual
		☐	The LLC’s life period will end on this date: ___________________ (enter a date – mm/dd/yy)
		☐	The LLC’s life period will end upon the occurrence of the this event:

_________________________________________________________________ (describe an event)

11.	☐	ENTITY TYPE CHANGE – if changing entity type, check one and follow instructions:
		☐	Changing to a PROFESSIONAL LLC – number 12 must also be completed.
		☐	Changing to a NON-PROFESSIONAL LLC (professional LLC becoming a regular LLC).

12.	☐	PROFESSIONAL SERVICES CHANGE – describe the NEW type of professional services the professional LLC will render:

13.	☐	OTHER AMENDMENT – if an amendment was made that was not addressed by the check boxes on this form, then you must attach to these Articles of Amendment a complete copy of the LLC’s written amendment.

SIGNATURE:	By checking the box marked “I accept” below, I acknowledge under penalty of perjury that this document together with any attachments is submitted in compliance with Arizona law.

☒ I ACCEPT

/s/ Daniel J. Booth	Daniel J. Booth	11/30/2012
Signature	Printed Name	Date (mm/dd/yy)

REQUIRED - check only one and fill in the corresponding blank if signing for an entity:

☐	This is a manager-managed LLC and I am signing individually as a manager or I am signing for an entity manager named:	☒	This is a member-managed LLC and I am signing individually as a member or I am signing for an entity member named:
OHI Asset HUD SF, LLC

Filing Fee: $25.00 (regular processing) Expedited processing - add $35.00 to filing fee. All fees are nonrefundable - see Instructions.	Mail: Fax:	Arizona Corporation Commission - Corporate Filings Section 1300 W. Washington St., Phoenix, Arizona 85007 602-542-4100

Please be advised that A.C.C. forms reflect only the minimum provisions required by statute. You should seek private legal counsel for those matters that may pertain to the Individual needs of your business.

All documents filed with the Arizona Corporation Commission are public record and are open for public inspection.

If you have questions after reading the Instructions, please call 602-542-3026 or (within Arizona only) 800-345-5819.

L015-001	Arizona Corporation Commission – Corporations Division
Rev: 2010	Page 3 of 3

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

STATUTORY AGENT ACCEPTANCE
Please read Instructions M0021

1.	ENTITY NAME - give the exact name in Arizona of the corporation or LLC that has appointed the Statutory Agent:
Palm Valley Senior Care, LLC

2.	A.C.C. FILE NUMBER (if entity is already incorporated or registered in AZ):	L-1128989-8
Find the A.C.C. file number on the upper corner of filed documents OR on our website at: http://www.azcc.gov/Divisions/Corporations

3.	STATUTORY AGENT NAME – give the exact name of the Statutory Agent appointed by the entity listed in number 1 above (this will be either an individual or an entity):

C T Corporation System

3.1	Check one box:	☐ The statutory agent is an Individual (natural person).
☒ The statutory agent is an Entity.

STATUTORY AGENT SIGNATURE:

By the signature appearing below, the individual or entity named in number 3 above accepts the appointment as statutory agent for the entity named in number 1 above, and acknowledges that the appointment is effective until the entity replaces the statutory agent or the statutory agent resigns, whichever occurs first.

By checking the box marked “I accept” below, I acknowledge under penalty of perjury that this document together with any attachments is submitted in compliance with Arizona law.

☑ I ACCEPT

Virginia G. Flock
/s/ Virginia G. Flock	Assistant Secretary	12/07/2012
Signature	Printed Name	Date

REQUIRED – check only one:

☐	Individual as statutory agent: I am signing on behalf of myself as the individual	©	Entity as statutory agent: I am signing on behalf of the entity named as statutory agent, and I am authorized to act for that entity.

Filing Fee: none (regular processing)	Mail:	Arizona Corporation Commission - Corporate Filings Section
Expedited processing – add $35.00 to filing fee.		1300 W. Washington St., Phoenix, Arizona 85007
All fees are nonrefundable – see Instructions.	Fax:	602-542-4100

Please be advised that A.C.C. forms reflect only the minimum provisions required by statute. You should seek private legal counsel for those matters that may pertain to the individual needs of your business.

All documents filed with the Arizona Corporation Commission are public record and are open for public inspection.
If you have questions after reading the Instructions, please call 602-542-3026 or (within Arizona only) 800-345-5819.

M002.001	Arizona Corporation Commission – Corporations Division
Rev: 2010	Page 1 of 1